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                              ACUSON CORPORATION

                       1982 INCENTIVE STOCK OPTION PLAN
                       --------------------------------


1.  PURPOSE.
    --------

  (a) The purpose of the Plan is to provide a means by which selected employees of Acuson Corporation (the "Company") and its affiliates, as defined in subparagraph l(b), may be given an opportunity to purchase shares of the Common Stock of the Company (the "Stock").

  (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 425(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

  (c) The Company, by means of the Plan, seeks to retain the services of persons now holding positions, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

  (d) The Company intends that the options issued under the Plan be incentive stock options as that term is used in Section 422A of the Code.


2.  ADMINISTRATION.
    --------------

  (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

  (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

    (l) To determine from time to time which of the persons eligible under the Plan shall be granted options; when and how the option shall be granted; the provisions of each option granted (which need not be identical), including the time or times during the term of each option within which all or portions of such option may be exercised; and the number of shares for which an option shall be granted to each such person.

    (2) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

    (3) To amend the Plan as provided in paragraph 10.

    (4) Generally, to exercise such powers and perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

   (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be persons who in the opinion of counsel to the Company are "disinterested persons," within the meaning of Rule 16b-3(d)(2) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any such person shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by

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the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Subject to paragraph 2(d) the Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

  (d) Notwithstanding anything in this paragraph 2 to the contrary, the Board may delegate to a committee of one or more members of the Board the authority to grant options to eligible persons who are not officers of the Company or members of the Board.


3.  SHARES SUBJECT TO THE PLAN.
    --------------------------

  (a) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate eleven million two hundred fifty thousand (11,250,000) shares of the Stock; provided, however, that such aggregate number of shares shall be reduced to reflect the number of shares of the Stock which has been sold under, or may be sold pursuant to outstanding options granted under, the Company's 1986 Supplemental Stock Option Plan to the same extent as if such sales had been made or options had been granted pursuant to this Plan. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the Stock not purchased under such option shall again become available for the Plan.

  (b) The Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

  (c) For options granted before January 1, 1987, an option may be granted to an eligible person under the Plan only if such option, and any other options specified by Section 422A(b)(8) of the Internal Revenue Code of 1954, as amended, which were previously granted to such person during the calendar year in which such option is proposed to be granted, are for the purchase of shares of stock of the Company having an aggregate fair market value (determined as of the times the respective options are granted) not in excess of one hundred thousand dollars ($100,000) plus any unused limit carryover (as defined in Section 422A(c)(4) of the Internal Revenue Code of 1954, as amended) to such calendar year. For options granted after December 31, 1986, an option may be granted to an eligible person under the Plan only if the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such optionee during any calendar year under all such plans of the Company and its Affiliates does not exceed one hundred thousand dollars ($100,000). Should it be determined that any option granted under the Plan exceeds such maximum, such option shall be considered not to qualify for treatment as an incentive stock option under Section 422A of the Code to the extent, but only to the extent, of such excess.


4.  ELIGIBILITY.
    -----------

  (a) Options may be granted to employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible for the benefits of the Plan unless such director is also an employee (including an officer) of the Company or any Affiliate.

  (b) A director shall in no event be eligible for the benefits of the Plan unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the committee, and only if, at any time discretion is exercised by the Board in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to a director, a majority of the Board and a majority of the directors acting in such matter are disinterested persons, as defined in subparagraph 2(d). The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. This subparagraph 4(b) shall not apply prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act.

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  (c) No person shall be eligible for the grant of an option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 425(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the option price is at least one hundred ten percent (110%) of the fair market value of the Stock at the date of grant and the term of the option does not exceed five (5) years from the date of grant.


5.  OPTION PROVISIONS.
    -----------------

  Each option shall be in such form and shall contain such terms and conditions as the Board or the committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

  (a) The term of any option shall not be greater than ten (10) years from the date it was granted.

  (b) The exercise price of each option shall be not less than one hundred percent (100%) of the fair market value of the Stock subject to the option on the date the option is granted.

  (c) The purchase price of Stock acquired pursuant to an option shall be paid as specified in the option either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the committee, (A) by delivery to the Company of other shares of the Stock, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other shares of the Stock) with the person to whom the option is granted or to whom the option is transferred pursuant to subparagraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Board or the committee in their discretion, either at the time of grant or exercise of the option.

    In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

  (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

  (e) The total number of shares of the Stock subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 5(e) are subject to any option provisions governing the time of vesting of installments, the dates on which options may be exercised, and the minimum number of shares as to which an option may be exercised.

  (f) Notwithstanding anything to the contrary contained in the Plan, no option granted prior to January 1, 1987 shall be exercisable to any extent while there is outstanding (within the meaning of Section 422A(c)(7) of the Internal Revenue Code of 1954, as amended) any incentive stock option (within the meaning of
Section 422A of the Code) which was granted before the granting of such later option to the holder of such later option to purchase stock of the Company, or of any corporation which at the time of the granting of such later option was an Affiliate of the Company, or of a predecessor corporation of any such corporation.

  (g) The Company may require any optionee, or any person to whom the option is transferred under subparagraph 5(d), as a condition of exercising any such option, to give written assurances satisfactory to the Company stating that such person is acquiring the Stock subject to the option for such person's own account and

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not with any present intention of selling or otherwise distributing the Stock.
The requirement of providing written assurances, and any assurances given pursuant to the requirement, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a determination is made by counsel for the Company that such written assurances are not required in the circumstances under the then applicable federal securities laws.

  (h) An option shall terminate three (3) months after termination of the optionee's employment with the Company or an Affiliate, unless (i) the termination of employment of the optionee is due to such person's permanent and total disability, within the meaning of Section 422A(c)(7) of the Code, in which case the option may, but need not, provide that it may be exercised at any time within one (l) year following such termination of employment; or (ii) the optionee dies while in the employ of the Company or an Affiliate, or within not more than three (3) months after termination of such employment, in which case the option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifies either (a) that it shall terminate sooner than three (3) months after termination of employment, or (b) that it may be exercised more than three (3) months after termination of the optionee's employment with the Company or an Affiliate. This subparagraph 5(h) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its terms, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment.

  (i) The option may, but need not, include a provision whereby the optionee may elect at any time during the term of his or her employment with the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the committee determines to be appropriate.

  (j) If and to the extent authorized by the Board or the committee in its discretion, a person who has received options may make an election to have shares of stock of the Company withheld by the Company or to tender any such stock to the Company upon any exercise of an option to pay the amount of tax that the Board or the committee in its discretion determines to be required by law to be withheld by the Company.

    Any shares of stock so withheld or tendered will be valued by the Board or the committee at their fair market value as of the date they are withheld or tendered. The value of the shares withheld or tendered may not exceed the required federal, state and local and foreign withholding tax obligations as computed by the Company. Unless the Board or the committee otherwise permits, the optionee shall pay to the Company in cash, promptly when the amount of such obligations become determinable, all applicable federal, state, local and foreign withholding taxes that the Board or the committee determines to result from the lapse of restrictions imposed on exercise of an option, from a transfer or other disposition of shares acquired upon exercise of an option or otherwise related to the option or the shares acquired upon exercise of the option.


6.  COVENANTS OF THE COMPANY.
    ------------------------

  (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of the Stock required to satisfy such options.

  (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of the Stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any shares of the Stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency

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the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares of the Stock upon exercise of such options unless and until such authority is obtained.


7.  USE OF PROCEEDS FROM STOCK.
    --------------------------

  Proceeds from the sale of shares of the Stock pursuant to options granted under the Plan shall constitute general funds of the Company.


8.  MISCELLANEOUS.
    -------------

  (a) The Board or the committee shall have the power to accelerate the time during which an option may be exercised, notwithstanding the provisions in the option stating the time during which it may be exercised.

  (b) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

  (c) Throughout the term of any option granted pursuant to the Plan, the Company will make available to the holder of such option, not later than 120 days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the bylaws of the Company.

  (d) Nothing in the Plan or any instrument executed or option granted pursuant thereto shall confer upon any eligible participant or optionee any right to continue in the employ of the Company or any Affiliate or shall affect the right of the Company or any Affiliate to terminate the employment of any eligible participant or optionee with or without cause.


9.  ADJUSTMENTS UPON CHANGES IN STOCK.
    ---------------------------------

  (a) If any change is made in the Stock subject to the Plan or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Board shall make appropriate adjustments in the class(es) and maximum number of shares subject to the Plan and the number of shares and price per share of stock subject to outstanding options.

  (b) In the event of: (l) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, at the sole discretion of the Board and to the extent permitted by applicable law, (i) any surviving corporation shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, or (ii) the time during which such options may be exercised shall be accelerated and the options terminated if not exercised prior to such event, or (iii) such options shall continue in full force and effect.

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10. AMENDMENT OF THE PLAN.
    ---------------------

  (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the vote of the holders of a majority of the voting power of the shares of the Company represented in person or by proxy and entitled to vote at a duly held stockholders meeting, within twelve (12) months before or after the adoption of the amendment, where the amendment will:

    (i) Increase the number of shares reserved for options under the Plan;

    (ii) Materially modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422A(b) of the Code); or

    (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of
Section 422A(b) of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

    It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock options and/or to bring the Plan and/or options granted under it into compliance therewith.

  (b) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom the option was granted.


11. TERMINATION OR SUSPENSION OF THE PLAN.
    -------------------------------------

  (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

  (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.


12. EFFECTIVE DATE OF PLAN.
    ----------------------

  The Plan shall become effective as determined by the Board, but no options granted under the Plan shall be exercised unless and until the Plan has been approved by the vote of the holders of a majority of the outstanding shares of the Company entitled to vote or by the unanimous written consent of the holders of all outstanding shares of the Company entitled to vote, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

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